UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 11, 2013

BJ'S RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

California	0-21423	33-0485615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7755 Center Avenue, Suite 300
Huntington Beach, CA 92647
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:  (714) 500-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)               As previously disclosed, in connection with the retirement of Jerry Deitchle as Chief Executive Officer of the Company, the Company extended the exercise period of Mr. Deitchle's option to purchase 275,000 shares of Company common stock, dated January 12, 2005, originally granted under the Company's 1996 Stock Option Plan.   The exercise period was originally extended to February 1, 2014.  On October 11, 2013, the Company extended the exercise period to 12:01 a.m. (Pacific Time) on January 10, 2015.  In connection with the extension, Mr. Deitchle agreed to forego the $80,000 equity award that he would be entitled to receive as a non-employee director in January 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BJ'S RESTAURANTS, INC.

Date: October 15, 2013

By: /s/ Gregory S. Levin
Gregory S. Levin, Chief Financial Officer and
Principal Accounting Officer